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                                                                    EXHIBIT 99.1

PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                  ALUMAX INC.

                     3424 PEACHTREE ROAD, N.E., SUITE 2100
                            ATLANTA, GEORGIA 30326
                        SPECIAL MEETING OF STOCKHOLDERS
                             FRIDAY, JULY 31, 1998

  The undersigned hereby appoints Michael W. Borkowski, Helen M. Feeney and Michael T. Vollkommer, or any of them, proxies of the undersigned, each with full power of substitution, to represent and vote all the shares of common stock, par value $0.01 per share, of Alumax Inc. ("Alumax") held of record by the undersigned on June 29, 1998, at the special meeting of stockholders to be held on Friday, July 31, 1998, at 10 a.m., Atlanta time, at the offices of Alumax, 3424 Peachtree Road, N.E., Suite 2100, Atlanta, Georgia and at any adjournments or postponements thereof, on the proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 8, 1998, among Aluminum Company of America ("Alcoa"), AMX Acquisition Corp. and Alumax (the "Merger Agreement"), and the merger contemplated thereby (the "Merger"), all as more particularly described in the enclosed Proxy Statement/Prospectus, dated June 30, 1998, relating to such meeting, receipt of which is hereby acknowledged. Pursuant to the Merger Agreement, stockholders of Alumax will receive 0.6975 of a share of common stock of Alcoa for each share of common stock of Alumax held at the effective time of the Merger.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.

  The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.


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                                                                 Please mark [X]
                                                                  your votes
                                                                 as indicated


           THE BOARD OF DIRECTORS OF ALUMAX INC. RECOMMENDS A VOTE
              FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.
              ---

                             FOR  AGAINST  ABSTAIN
                             [_]    [_]      [_]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.


Signature (Title, if any) _________________________   Dated _______________,1998

Signature if held jointly _________________________   Dated _______________,1998
PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE. WHERE THERE IS MORE THAN ONE OWNER, EACH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN, OR TRUSTEE, PLEASE ADD YOUR TITLE AS SUCH.
IF EXECUTED BY A CORPORATION, THIS PROXY CARD SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER. IF EXECUTED BY A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSONS. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


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PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ALUMAX INC. THRIFT PLAN FOR SALARIED EMPLOYEES
                 ALUMAX INC. THRIFT PLAN FOR HOURLY EMPLOYEES
         ALUMAX INC. THRIFT PLAN FOR COLLECTIVELY BARGAINED EMPLOYEES
           INTALCO 401(K) RETIREMENT SAVINGS PLAN FOR UNIT EMPLOYEES

                       CONFIDENTIAL VOTING INSTRUCTIONS
       (WILL BE SEEN ONLY BY AUTHORIZED REPRESENTATIVES OF THE TRUSTEE)

  This Proxy is solicited on behalf of the Board of Directors for use at the special meeting of stockholders to be held on Friday, July 31, 1998 at 10 a.m., Atlanta time, at the offices of Alumax, Inc. ("Alumax") 3424 Peachtree Road, N.E., Suite 2100, Atlanta, Georgia and at any adjournments or postponements thereof, to vote on the proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 8, 1998, among Aluminum Company of America ("Alcoa"), AMX Acquisition Corp. and Alumax (the "Merger Agreement"), and the merger contemplated thereby (the "Merger"), all as more particularly described in the enclosed Proxy Statement/Prospectus, dated June 30, 1998, relating to such meeting, receipt of which is hereby acknowledged. Pursuant to the Merger Agreement, stockholders of Alumax will receive 0.6975 of a share of common stock of Alcoa for each share of common stock of Alumax held at the effective time of the Merger.

  The undersigned hereby instructs The Chase Manhattan Bank, N.A.*, as Trustee of the Alumax Inc. Thrift Plan for Salaried Employees, the Alumax Inc. Thrift Plan for Hourly Employees, the Alumax Inc. Thrift Plan for Collectively Bargained Employees and the Intalco 401(k) Retirement Savings Plan for Unit Employees, to vote the shares of Alumax common stock credited to my account under the Plan(s) at the special meeting and at any adjournments or postponements thereof in accordance with the instructions which I have given on the reverse side.

  *The Chase Manhattan Bank, N.A., Trustee, has appointed ChaseMellon Shareholder Services, L.L.C. as Agent to tally the votes.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND IN THE APPOINTEES' DISCRETION ON ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING.


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

                                                                Please mark [_]
                                                                 your votes
                                                                as indicated

              THE BOARD OF DIRECTORS OF ALUMAX RECOMMENDS A VOTE
              FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                             FOR  AGAINST  ABSTAIN
                             [_]    [_]      [_]

In their discretion, the appointees are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or post-ponements thereof.

                             TRUSTEE AUTHORIZATION

I hereby authorize The Chase Manhattan Bank, N.A.*, as Trustee under the Alumax Inc. Thrift Plan for Salaried Employees, the Alumax Inc. Thrift Plan for Hourly Employees, the Alumax Inc. Thrift Plan for Collectively Bargained Employees and the Intalco 401(k) Retirement Savings Plan for Unit Employees, to vote the shares of Alumax common stock held for my account under said Plan(s) at the special meeting in accordance with the instructions given above.

* The Chase Manhattan Bank, N.A., Trustee, has appointed ChaseMellon Shareholder Services L.L.C., as Agent to tally the votes.


Signature (Title, if any) ________________________   Dated ________________,1998

Signature if held jointly ________________________   Dated ________________,1998
PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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